                                                                               .
                                                                               .
                                                                               .

CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS                                              CASH FLOWS PAGE 1 OF 1
COLLECTION PERIOD: APRIL 1, 2003 THROUGH APRIL 30, 2003
ACCRUAL PERIOD: APRIL 15, 2003 THROUGH MAY 14, 2003
DISTRIBUTION DATE: MAY 15, 2003
                                                              TRUST               SERIES           SERIES          SERIES
                                                              TOTALS              1996-1           1998-1          1999-2
                                                        -------------------  ---------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                             46,644,309.22 *      2,896,604.53    2,896,604.53    3,475,925.44
Principal Collections from Seller                                     0.00 *              0.00            0.00            0.00
Investment Income on Accounts                                    38,867.28            4,715.98        4,719.35        5,696.75
Balances in Principal Funding Accounts                                0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                            12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                   0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                         14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                     0.00                0.00            0.00            0.00
                                                        -------------------  ---------------------------------------------------
                   TOTAL AVAILABLE                           73,690,676.50        6,651,320.51    6,651,323.88    7,981,622.18
                                                        ===================  ===================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders       9,306,574.99          602,083.33      579,166.67      720,000.00
Principal Due to Note/Certificateholders                              0.00                0.00            0.00            0.00
Principal to Funding Account                                          0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                      12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                             0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                  14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                         0.00 *              0.00            0.00            0.00
Service Fees to Seller                                        7,121,712.45 *        416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                     124,426.09 *          7,679.67        7,679.67        9,215.61
Excess Collections to Seller                                 30,130,462.97 *      1,874,890.84    1,897,810.87    2,252,406.57
Excess Funding Account Balance to Seller                              0.00 *              0.00            0.00            0.00
                                                        -------------------  ---------------------------------------------------
                 TOTAL DISBURSEMENTS                         73,690,676.50        6,651,320.51    6,651,323.88    7,981,622.18
                                                        ===================  ===================================================
                        Proof                                         0.00                0.00            0.00            0.00
                                                        ===================  ===================================================
                                                          SERIES           SERIES          SERIES            DCMOT
                                                          2000-B           2000-C          2001-A           2002-A
                                                        ------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         2,902,397.74     2,896,604.53    5,793,209.06     11,459,094.84
Principal Collections from Seller                                0.00             0.00            0.00              0.00
Investment Income on Accounts                                4,722.60         4,713.28        9,431.35          2,163.55
Balances in Principal Funding Accounts                           0.00             0.00            0.00              0.00
Balances in Reserve Fund Accounts                        1,753,500.00     1,750,000.00    3,500,000.00              0.00
Balances in Excess Funding Accounts                              0.00             0.00            0.00              0.00
Balance in Yield Supplement Accounts                     2,004,000.00     2,000,000.00    4,000,000.00              0.00
Other Adjustments                                                0.00             0.00            0.00              0.00
                                                        ------------------------------------------------------------------
                   TOTAL AVAILABLE                       6,664,620.34     6,651,317.81   13,302,640.41     11,461,258.39
                                                        ==================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders    580,325.00       575,000.00    1,145,833.33      2,283,333.33
Principal Due to Note/Certificateholders                         0.00             0.00            0.00              0.00
Principal to Funding Account                                     0.00             0.00            0.00              0.00
Move Funds to the Reserve Fund Accounts                  1,753,500.00     1,750,000.00    3,500,000.00              0.00
Move Funds to the Excess Funding Accounts                        0.00             0.00            0.00              0.00
Move Funds to the Yield Supplement Accounts              2,004,000.00     2,000,000.00    4,000,000.00              0.00
Yield Supplement  & Reserve Account to Seller                    0.00             0.00            0.00              0.00
Service Fees to Seller                                     417,500.00       416,666.67      833,333.33      1,831,501.83
Defaulted Amounts to Seller                                  7,695.03         7,679.67       15,359.35         30,718.70
Excess Collections to Seller                             1,901,600.31     1,901,971.47    3,808,114.40      7,315,704.53
Excess Funding Account Balance to Seller                         0.00             0.00            0.00              0.00
                                                        ------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                     6,664,620.34     6,651,317.81   13,302,640.41     11,461,258.39
                                                        ==================================================================
                        Proof                                    0.00             0.00            0.00              0.00
                                                        ==================================================================
                                                           DCMOT            DCMOT
                                                          2002-B            2003-A           OTHER
                                                        -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                          5,729,547.42     8,594,321.13             0.00
Principal Collections from Seller                                 0.00             0.00
Investment Income on Accounts                                 1,081.77         1,622.66
Balances in Principal Funding Accounts                            0.00             0.00
Balances in Reserve Fund Accounts                                 0.00             0.00
Balances in Excess Funding Accounts                               0.00             0.00
Balance in Yield Supplement Accounts                              0.00             0.00
Other Adjustments                                                 0.00             0.00             0.00
                                                        -------------------------------------------------
                   TOTAL AVAILABLE                        5,730,629.19     8,595,943.79             0.00
                                                        =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders   1,120,833.33     1,700,000.00
Principal Due to Note/Certificateholders                          0.00             0.00
Principal to Funding Account                                      0.00             0.00
Move Funds to the Reserve Fund Accounts                           0.00             0.00
Move Funds to the Excess Funding Accounts                         0.00             0.00
Move Funds to the Yield Supplement Accounts                       0.00             0.00
Yield Supplement  & Reserve Account to Seller                     0.00             0.00
Service Fees to Seller                                      915,750.92     1,373,626.37
Defaulted Amounts to Seller                                  15,359.35        23,039.02
Excess Collections to Seller                              3,678,685.60     5,499,278.40             0.00
Excess Funding Account Balance to Seller                          0.00             0.00
                                                        -------------------------------------------------
                 TOTAL DISBURSEMENTS                      5,730,629.19     8,595,943.79             0.00
                                                        =================================================
                        Proof                                     0.00             0.00             0.00
                                                        =================================================
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                                          $0.00
               Investment Income                                             38,867.28
               Collection Account                                         9,500,000.00 *
               Reserve & Yield Accounts                                           0.00
               Balance in Excess Funding Account                                  0.00
                                                                         $9,538,867.28
     2. Distribute funds to:
               Series Note/Certificate Holders                           $9,306,574.99
               Chrysler                                                     232,292.29
               Trust Deposit Accounts                                             0.00
                                                                         $9,538,867.28
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

                                                            TO: JOHN BOBKO/ROBERT GRUENFEL             PAUL GEKIERE
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                  THE BANK OF NEW YORK                   DAIMLERCHRYSLER
                                (232,292.29)                    (212) 815-4389/8325                    (248) 512-2758